EXHIBIT 10.22.7

EXECUTION VERSION

AMENDMENT NO. 7 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 7 TO CREDIT AGREEMENT (this “Amendment”), dated as of February 27, 2023, is made by and among FREIGHTCAR NORTH AMERICA, LLC, a Delaware limited liability company (the “Borrower”), FREIGHTCAR AMERICA, INC., a Delaware corporation (“Holdings”), the other Loan Parties party hereto, the Lenders party hereto, and the LC Provider party hereto.

R E C I T A L S:

WHEREAS, the Borrower, Holdings, the Lenders party hereto, the LC Provider party hereto, and certain other entities are parties to that certain Credit Agreement, dated as of October 13, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the parties (i) desire to revise the definition of “Fourth Amendment Availability Period” (as used in the Credit Agreement and any Loan Documents related thereto) and (ii) subject to the terms and conditions set forth herein, hereby agree to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Capitalized Terms. All capitalized undefined terms used in this Amendment (including without limitation, in the Recitals hereto) shall have the meanings assigned thereto in the Credit Agreement, as hereby amended.

SECTION 2. Amendment to Credit Agreement. The definition of “Fourth Amendment Availability Period” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as set forth below:

““Fourth Amendment Availability Period” shall mean the period commencing on the Fourth Amendment Effective Date and ending on April 3, 2023.”

SECTION 3. Effectiveness. This Amendment shall become effective on the date upon which the Lenders shall have received this Amendment, executed and delivered by a duly authorized officer of Holdings, the Borrower, the other Loan Parties, and the Required Lenders, in form and content acceptable to the Lenders.

SECTION 4. Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or a waiver of any other Default or Event of Default (except as expressly provided herein), (b) to prejudice any right or rights the Lenders may now have or may have in the future under or in

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connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of any Lender, under or with respect to any such documents.

SECTION 5. Representations and Warranties. Each of the Borrower, Holdings and the other Loan Parties represents and warrants that (a) it has the organizational power and authority to make, deliver and perform this Amendment, (b) it has taken all necessary organizational or other action to authorize the execution, delivery and performance of this Amendment, (c) this Amendment has been duly executed and delivered on behalf of the Borrower, Holdings and each other Loan Party, (d) this Amendment constitutes a legal, valid and binding obligation of the Borrower, Holdings and each other Loan Party, enforceable against the Borrower, Holdings and each other Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, regardless of whether considered in a proceeding in equity or at law, (e) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date); provided that any representation and warranty qualified by “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects, (f) as of the date hereof, it has no defenses, setoffs, rights of recoupment, counterclaims or claims of any nature whatsoever with respect to the Loan Documents or the Obligations due thereunder, and to the extent any such defenses, setoffs, rights of recoupment, counterclaims or claims may exist on or prior to the date hereof, the same are hereby expressly waived, released and discharged, and (g) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto.

SECTION 6. Costs and Expenses. The Borrower agrees to pay in accordance with Section

9.05 of the Credit Agreement all reasonable out-of-pocket costs and expenses incurred by the Lenders and their respective Affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel for the Lenders with respect thereto and with respect to advising the Lenders as to their rights and responsibilities hereunder and thereunder.

SECTION 7. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party hereto by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

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SECTION 8. Governing Law. THIS AMENDMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW.

SECTION 9. Entire Agreement; Section Heading; Severability. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. The Section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 10. Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their respective heirs, beneficiaries, successors and permitted assigns.

SECTION 11. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT, BREACH OF DUTY, COMMON LAW, STATUTE OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

SECTION 12. Loan Document. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, all as of the day and year first written above.

BORROWER:

FREIGHTCAR NORTH AMERICA, LLC

By: /s/ Michael Riordan

Name: Michael Riordan

Title: VP Finance, Chief Financial Officer & Treasurer

HOLDINGS:

FREIGHTCAR AMERICA, INC.

By: /s/ Michael Riordan

Name: Michael Riordan

Title: VP Finance, Chief Financial Officer & Treasurer

OTHER LOAN PARTIES:

JAC OPERATIONS, INC.

By: /s/ Michael Riordan

Name: Michael Riordan

Title: VP Finance, Chief Financial Officer & Treasurer

FREIGHT CAR SERVICES, INC.

By: /s/ Michael Riordan

Name: Michael Riordan

Title: VP Finance, Chief Financial Officer & Treasurer

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JAIX LEASING COMPANY

By: /s/ Michael Riordan

Name: Michael Riordan

Title: VP Finance, Chief Financial Officer & Treasurer

FREIGHTCAR SHORT LINE, INC.

By: /s/ Michael Riordan

Name: Michael Riordan

Title: VP Finance, Chief Financial Officer & Treasurer

JOHNSTOWN AMERICA, LLC

By: /s/ Michael Riordan

Name: Michael Riordan

Title: VP Finance, Chief Financial Officer & Treasurer

FREIGHTCAR ALABAMA, LLC

By: /s/ Michael Riordan

Name: Michael Riordan

Title: VP Finance, Chief Financial Officer & Treasurer

FREIGHTCAR RAIL SERVICES, LLC

By: /s/ Michael Riordan

Name: Michael Riordan

Title: VP Finance, Chief Financial Officer & Treasurer

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FREIGHTCAR RAIL MANAGEMENT SERVICES, LLC

By: /s/ Michael Riordan

Name: Michael Riordan

Title: VP Finance, Chief Financial Officer & Treasurer

FCA-FASEMEX, LLC

By: /s/ Michael Riordan

Name: Michael Riordan

Title: VP Finance, Chief Financial Officer & Treasurer

FCA-FASEMEX, S. DE R.L., DE C.V.

By: /s/ Michael Riordan

Name: Michael Riordan

Title: VP Finance, Chief Financial Officer & Treasurer

FCA-FASEMEX ENTERPRISE, S. DE R.L., DE C.V.

By: /s/ Michael Riordan

Name: Michael Riordan

Title: VP Finance, Chief Financial Officer & Treasurer

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LENDER:

CO FINANCE LVS VI LLC, as a Lender and LC Provider

By: /s/ Christopher Neumeyer

Name: Christopher Neumeyer

Title: Authorized Person

OC III LFE II LP, as a Lender

By: OC III GP LLC, its general partner

By: /s/ Adam L. Gubner

Name: Adam L. Gubner

Title: Authorized Person

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